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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         As independent petroleum engineers, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A into the Company's previously filed Registration Statements on Form S-8 (registration No. 33-46699, No. 33-898878 and No. 333-32028) and the Company's previously filed registration statement on Form S-3, No. 333-23391.

                                   /s/ JOE C. NEAL & ASSOCIATES

Midland, Texas
December 30, 2003